UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
--------------------------------------------------------------------------------

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 11, 2005
                                                           ------------


                                 BIOFIELD CORP.
                 (Name of Small Business issuer in its charter)


           Delaware                     000-27848              13-3703450
-------------------------------   ---------------------   ----------------------
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
incorporation or organization)                            Identification Number)



                1025 Nine North Drive, Alpharetta, Georgia 30004
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (770) 740-8180
                           ---------------------------
                             (Registrant's telephone
                           number including area code)

                                      N/A
                     --------------------------------------
                             (Former name or former
                     address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

As of May 11, 2005 the company is in default on interest payments for the promissory notes aggregating a total face amount of $1,329,000 previously issued by the Registrant in connection with the Registrant's private offering completed in February 2004 and March 2004. Under the terms of the notes, the Registrant is obligated to issue to the holders of the notes 250,000 shares of its common stock for each $100,000 principal amount of notes (an aggregate of 3,322,500 shares) and the notes thereafter would bear interest at the rate of 1.5% per month.

On May 31, 2005, promissory notes aggregating a total face amount of $329,000 previously issued by the Registrant in connection with the Registrant's private offering completed in May 31 2005 will mature. The Registrant does not currently foresee having sufficient revenues to pay off the notes at maturity. In accordance with the terms of the notes, in the event that the notes are not paid by May 31, 2005, the Registrant will be obligated to issue to the holders of the notes 250,000 shares of its common stock for each $100,000 principal amount of notes (an aggregate of 822,500 shares) and the notes thereafter would bear interest at the rate of 1.5% per month.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 11, 2005

                                         BIOFIELD CORP.


                                         By: /s/ JOHN STEPHENS
                                             ---------------------------------
                                             Name:  John Stephens
                                             Title: Chief Operating Officer

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